UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2007

 ELECTRONIC CLEARING HOUSE, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-15245	93-0946274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

730 Paseo Camarillo, Camarillo, California	93010
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (800) 233-0406

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Amendment Number Three to Amended and Restated Rights Agreement

On April 24, 2007, Electronic Clearing House, Inc., a Nevada corporation (the “Company”), and OTR, Inc., an Oregon corporation (the “Rights Agent”) entered into Amendment Number Three to Amended and Restated Rights Agreement (the “Third Amendment”). The Third Amendment amends the Amended and Restated Rights Agreement (the “Amended Agreement”) dated January 29, 2003 by and between the Company and the Rights Agent, as amended by Amendment Number One to Amended and Restated Rights Agreement (“First Amendment”) dated September 27, 2004, and Amendment Number Two to Amended and Restated Rights Agreement (“Second Amendment”) dated December 14, 2006.

Pursuant to the Amended Agreement, as amended, the Board of Directors of the Company authorized, declared and distributed, on each of September 30, 1996 and January 29, 2003, respectively, a dividend of one preferred share purchase right (the “Rights”) for each share of common stock of the Company outstanding at each of those dates. The Rights declared on September 30, 1996 expired on September 30, 2006.

In connection with the transactions contemplated by the Agreement and Plan of Merger dated December 14, 2006 (the “Merger Agreement”), by and among the Company, Intuit Inc. and Elan Acquisition Corporation, the Company entered into the Second Amendment to (i) revise the definition of “Acquiring Person” to exempt Intuit Inc. therefrom, and (ii) amend specified provisions of the Amended Agreement so that they would not be affected by the transactions contemplated by the Merger Agreement.

As a result of the termination of the Merger Agreement, the Company entered into the Third Amendment to reverse the amendments made in the Second Amendment in anticipation of the transaction with Intuit Inc.

A copy of the Amended Agreement may be found as an exhibit to the Company’s amended Form 8-A, filed with the Securities and Exchange Commission on February 10, 2003. A copy of the First Amendment may be found as an exhibit to the Company’s Form 8-K, filed with the Securities and Exchange Commission on September 30, 2004. A copy of the Second Amendment may be found as an exhibit to the Company’s Form 8-K, filed with the Securities and Exchange Commission on December 14, 2006. A copy of the Third Amendment is attached hereto as Exhibit 4.3, and is incorporated herein by reference.

Item 3.03	Material Modification of Rights of Securityholders.

See the disclosure in Item 1.01 above, which is incorporated herein by reference. Under the Amended Agreement, as amended, the Company previously issued preferred share purchase rights as a dividend on the shares of common stock of the Company. The Third Amendment modifies the outstanding Rights as described in Item 1.01.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits	The following documents are filed as exhibits to this report.

4.1
Amended and Restated Rights Agreement dated as of January 29, 2003, by and between the Company and OTR, Inc., as Rights Agent, including the Form of Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock, the Form of Rights Certificate, and the Summary of Rights to Purchase Preferred Shares, attached thereto as Exhibits A, B and C, respectively. (1)

	4.2	Amendment Number One to Amended and Restated Rights Agreement dated as of September 27, 2004, by and between the Company and OTR, Inc. (2)

	4.3	Amendment Number Two to Amended and Restated Rights Agreement dated as of December 14, 2006, by and between the Company and OTR, Inc. (3)

	4.3	Amendment Number Three to Amended and Restated Rights Agreement dated as of April 24, 2007, by and between the Company and OTR, Inc.

(1) Filed as an exhibit to the Company’s amended Form 8-A filed with the Securities and Exchange Commission on February 10, 2003 and incorporated herein by reference.

(2) Filed as an exhibit to the Company’s Form 8-K filed with the Securities and Exchange Commission on September 30, 2004 and incorporated herein by reference.

(3) Filed as an exhibit to the Company’s Form 8-K filed with the Securities and Exchange Commission on December 14, 2006 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC CLEARING HOUSE, INC.
(Registrant)

By:	\s\ Alice Cheung
Alice L. Cheung, Treasurer and Chief Financial Officer

Dated: April 26, 2007

EXHIBIT INDEX

Exhibit Number	Description of Document

4.1
Amended and Restated Rights Agreement dated as of January 29, 2003, by and between the Company and OTR, Inc., as Rights Agent, including the Form of Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock, the Form of Rights Certificate, and the Summary of Rights to Purchase Preferred Shares, attached thereto as Exhibits A, B and C, respectively. (1)

4.2	Amendment Number One to Amended and Restated Rights Agreement dated as of September 27, 2004, by and between the Company and OTR, Inc. (2)

4.3	Amendment Number Two to Amended and Restated Rights Agreement dated as of December 14, 2006, by and between the Company and OTR, Inc. (3)

4.3	Amendment Number Three to Amended and Restated Rights Agreement dated as of April 24, 2007, by and between the Company and OTR, Inc.

(1) Filed as an exhibit to the Company’s amended Form 8-A filed with the Securities and Exchange Commission on February 10, 2003 and incorporated herein by reference.

(2) Filed as an exhibit to the Company’s Form 8-K filed with the Securities and Exchange Commission on September 30, 2004 and incorporated herein by reference.

(3) Filed as an exhibit to the Company’s Form 8-K filed with the Securities and Exchange Commission on December 14, 2006 and incorporated herein by reference.